                                                                 Exhibit 10.1


                          CUBIST PHARMACEUTICALS, INC.

                          REGISTRATION RIGHTS AGREEMENT

         This REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT") is made as of January 27, 2000 by and among (i) Cubist Pharmaceuticals, Inc., a Delaware corporation (the "COMPANY"), (ii) each person listed on EXHIBIT A attached hereto (collectively, the "INITIAL INVESTORS" and each individually, an "INITIAL INVESTOR"), and (iii) each person or entity that subsequently becomes a party to this Agreement pursuant to, and in accordance with, the provisions of Section 12 hereof (collectively, the "INVESTOR PERMITTED TRANSFEREES" and each individually an "INVESTOR PERMITTED TRANSFEREE").

         WHEREAS, the Company has agreed to issue and sell to the Initial Investors, and the Initial Investors have agreed to purchase from the Company, 2,200,000 shares (the "PURCHASED SHARES") of the Company's common stock, $.001 par value per share (the "COMMON STOCK"), all upon the terms and conditions set forth in that certain Stock Purchase Agreement, dated of even date herewith, between the Company and the Initial Investors (the "STOCK PURCHASE AGREEMENT"); and

         WHEREAS, the terms of the Stock Purchase Agreement provide that it shall be a condition precedent to the closing of the transactions thereunder, for the Company and the Initial Investors to execute and deliver this Agreement.

         NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto hereby agree as follows:

         1. DEFINITIONS. The following terms shall have the meanings provided therefor below or elsewhere in this Agreement as described below:

         "BOARD" shall mean the board of directors of the Company.

         "CLOSING" shall have the meaning ascribed to such term in the Stock Purchase Agreement.

         "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, and all of the rules and regulations promulgated thereunder.

         "INVESTORS" shall mean, collectively, the Initial Investors and the Investor Permitted Transferees; PROVIDED, HOWEVER, that the term "INVESTORS" shall not include any of the Initial Investors or any of the Investor Permitted Transferees that ceases to own or hold any Purchased Shares.

         "MAJORITY HOLDERS" shall mean, at the relevant time of reference thereto, those Investors holding and/or having the right to acquire, as the case may be, more than fifty percent (50%) of the Registrable Shares held by all of the Investors.

         "QUALIFYING HOLDER" shall have the meaning ascribed thereto in Section 12 hereof.

         "REGISTRABLE SHARES" shall mean the Purchased Shares, PROVIDED, HOWEVER, such term shall not, after the Mandatory Registration Termination Date, include any of the Purchased Shares that become or have become eligible for resale pursuant to Rule 144 or pursuant to Regulation S.

         "RULE 144" shall mean Rule 144 promulgated under the Securities Act and any successor or substitute rule, law or provision.

         "SEC" shall mean the Securities and Exchange Commission.

         "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, and all of the rules and regulations promulgated thereunder.

         2. EFFECTIVENESS; TERMINATION. This Agreement shall become effective and legally binding only if the Closing occurs. This Agreement shall terminate and be of no further force or effect, automatically and without any action being required of any party hereto, upon the termination of the Stock Purchase Agreement pursuant to Section 7 thereof.

         3. MANDATORY REGISTRATION.

         (a) Within ten (10) business days after the Closing, the Company will prepare and file with the SEC a registration statement on Form S-3 for the purpose of registering under the Securities Act all of the Registrable Shares for resale by, and for the account of, the Investors as selling stockholders thereunder (the "REGISTRATION STATEMENT"). The Registration Statement shall permit the Investors to offer and sell, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, any or all of the Registrable Shares. The Company agrees to use reasonable efforts to cause the Registration Statement to become effective as soon as practicable. The Company shall be required to keep the Registration Statement effective until such date that is the earlier of (i) the date when all of the Registrable Shares registered thereunder shall have been sold or (ii) the second anniversary of the Closing, subject to extension as set forth below (such date is referred to herein as the "MANDATORY REGISTRATION TERMINATION DATE"). Thereafter, the Company shall be entitled to withdraw the Registration Statement and the Investors shall have no further right to offer or sell any of the Registrable Shares pursuant to the Registration Statement (or any prospectus relating thereto). In the event the right of the selling Investors to use the Registration Statement (and the prospectus relating thereto) is delayed or suspended pursuant to Sections 5(c) or 11 hereof, the Company shall be required to extend the Mandatory Registration Termination Date beyond the second anniversary of the Closing by the same number of days as such delay or Suspension Period (as defined in Section 11 hereof).

         (b) The offer and sale of the Registrable Shares pursuant to the Registration Statement shall not be underwritten.

         4. "PIGGYBACK" REGISTRATION RIGHTS.

         (a) If, at any time after the Mandatory Registration Termination Date, the Company proposes to register any of its Common Stock under the Securities Act, whether as a result of a primary or secondary offering of Common Stock or pursuant to registration rights granted to holders of other securities of the Company (but excluding in all cases any registrations to be effected on Forms S-4 or S-8 or other applicable successor Forms), the Company shall, each such time, give to the Investors holding Registrable Shares written notice of its intent to do so. Upon the written request of any such Investor given within 20 days after the giving of any such notice by the Company, the Company shall use reasonable efforts to cause to be included in such registration the Registrable Shares of such selling Investor, to the extent requested to be registered; PROVIDED that (i) the number of Registrable Shares proposed to be sold by such selling Investor is equal to at least seventy-five percent (75%) of the total number of Registrable Shares then held by such participating selling Investor,
(ii) such selling Investor agrees to sell those of its Registrable Shares to be included in such registration in the same manner and on the same terms and conditions as the other shares of Common Stock which the Company proposes to register, and (iii) if the registration is to include shares of Common Stock to be sold for the account of the Company or any party exercising demand registration rights pursuant to any other agreement with the Company, the proposed managing underwriter does not advise the Company that in its opinion the inclusion of such selling Investor's Registrable Shares (without any reduction in the number of shares to be sold for the account of the Company or such party exercising demand registration rights) is likely to affect materially and adversely the success of the offering or the price that would be received for any shares of Common Stock offered, in which case the rights of such selling Investor shall be as provided in Section 4(b) hereof.

         (b) If a registration pursuant to Section 4(a) hereof involves an underwritten offering and the managing underwriter shall advise the Company in writing that, in its opinion, the number of shares of Common Stock requested by the Investors to be included in such registration is likely to affect materially and adversely the success of the offering or the price that would be received for any shares of Common Stock offered in such offering, then, notwithstanding anything in Section 4(a) to the contrary, the Company shall only be required to include in such registration, to the extent of the number of shares of Common Stock which the Company is so advised can be sold in such offering, (i) first, the number of shares of Common Stock proposed to be included in such registration for the account of the Company and/or any stockholders of the Company (other than the Investors) that have exercised demand registration rights, in accordance with the priorities, if any, then existing among the Company and/or such stockholders of the Company with registration rights (other than the Investors), and (ii) second, the shares of Common Stock requested to be included in such registration by all other stockholders of the Company who have piggyback registration rights (including, without limitation, the Investors), PRO RATA among such other stockholders (including, without limitation, the Investors) on the basis of the number of shares of Common Stock that each of them requested to be included in such registration.

         (c) In connection with any offering involving an underwriting of shares, the Company shall not be required under Section 4 hereof or otherwise to include the Registrable Shares of any Investor therein unless such Investor accepts and agrees to the terms of the underwriting, which shall be reasonable and customary, as agreed upon between the Company and the underwriters selected by the Company.

         5. OBLIGATIONS OF THE COMPANY. In connection with the Company's obligation under Sections 3 and 4 hereof to file the Registration Statement with the SEC and to use reasonable efforts to cause the Registration Statement to become effective as soon as practicable, the Company shall, as expeditiously as reasonably possible:

         (a) Prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Shares covered by the Registration Statement;

         (b) Furnish to the selling Investors such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents (including, without limitation, prospectus amendments and supplements as are prepared by the Company in accordance with Section 5(a) above) as the selling Investors may reasonably request in order to facilitate the disposition of such selling Investors' Registrable Shares;

         (c) Notify the selling Investors, at any time when a prospectus relating to the Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in or relating to the Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading; and, thereafter, the Company will promptly prepare (and, when completed, give notice to each selling Investor) a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Shares, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading; PROVIDED that upon such notification by the Company, the selling Investors will not offer or sell Registrable Shares until the Company has notified the selling Investors that it has prepared a supplement or amendment to such prospectus and delivered copies of such supplement or amendment to the selling Investors (it being understood and agreed by the Company that the foregoing proviso shall in no way diminish or otherwise impair the Company's obligation to promptly prepare a prospectus amendment or supplement as above provided in this Section 5(c) and deliver copies of same as above provided in Section 5(b) hereof); and

         (d) Use commercially reasonable efforts to register and qualify the Registrable Shares covered by the Registration Statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably appropriate in the opinion of the Company and the managing underwriters, if any, PROVIDED that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, and PROVIDED FURTHER that (notwithstanding anything in this Agreement to the contrary with respect to the bearing of expenses) if any jurisdiction in which any of such Registrable Shares shall be qualified shall require that expenses incurred in connection with the qualification therein of any such Registrable Shares be borne by the selling Investors, then the selling Investors shall, to the extent required by such jurisdiction, pay their PRO RATA share of such qualification expenses.

         6. FURNISH INFORMATION. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement that the selling Investors shall furnish to the Company such information regarding them and the securities held by them as the Company shall reasonably request and as shall be required in order to effect any registration by the Company pursuant to this Agreement.

         7. EXPENSES OF REGISTRATION. All expenses incurred in connection with the registration of the Registrable Shares pursuant to this Agreement (excluding underwriting, brokerage and other selling commissions and discounts), including without limitation all registration and qualification and filing fees, printing, and fees and disbursements of counsel for the Company, shall be borne by the Company.

         8. DELAY OF REGISTRATION. The Investors shall not take any action to restrain, enjoin or otherwise delay any registration as the result of any controversy which might arise with respect to the interpretation or implementation of this Agreement.

         9. INDEMNIFICATION.

         (a) To the extent permitted by law, the Company will indemnify and hold harmless each selling Investor, any investment banking firm acting as an underwriter for the selling Investors, any broker/dealer acting on behalf of any selling Investors and each officer and director of such selling Investor, such underwriter, such broker/dealer and each person, if any, who controls such selling Investor, such underwriter or broker/dealer within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in the Registration Statement, in any preliminary prospectus or final prospectus relating thereto or in any amendments or supplements to the Registration Statement or any such preliminary prospectus or final prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; and will reimburse such selling Investor, such underwriter, broker/dealer or such officer, director or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the indemnity agreement contained in this Section 9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, damage, liability or action to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission made in connection with the Registration Statement, any preliminary prospectus or final prospectus relating thereto or any amendments or supplements to the Registration Statement or any such preliminary prospectus or final prospectus, in reliance upon and in conformity with written information furnished expressly for use in connection with the Registration Statement or any such preliminary prospectus or final prospectus by the selling Investors, any underwriter for them or controlling person with respect to them.

         (b) To the extent permitted by law, each selling Investor will severally and not jointly indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Act, any investment banking firm acting as underwriter for the Company or the selling Investors, or any broker/dealer acting on behalf of the Company or any selling Investors, and all other selling Investors against any losses, claims, damages or liabilities to which the Company or any such director, officer, controlling person, underwriter, or broker/dealer or such other selling Investor may become subject to, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in the Registration Statement or any preliminary prospectus or final prospectus, relating thereto or in any amendments or supplements to the Registration Statement or any such preliminary prospectus or final prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent and only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, in any preliminary prospectus or final prospectus relating thereto or in any amendments or supplements to the Registration Statement or any such preliminary prospectus or final prospectus, in reliance upon and in conformity with written information furnished by the selling Investor expressly for use in connection with the Registration Statement, or any preliminary prospectus or final prospectus; and such selling Investor will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter, broker/dealer or other selling Investor in connection with investigating or defending any such loss, claim, damage, liability or action, PROVIDED, HOWEVER, that the liability of each selling Investor hereunder shall be limited to the proceeds (net of underwriting discounts and commissions, if any) received by such selling Investor from the sale of Registrable Shares covered by the Registration Statement, and PROVIDED, FURTHER, HOWEVER, that the indemnity agreement contained in this Section 9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of those selling Investor(s) against which the request for indemnity is being made (which consent shall not be unreasonably withheld).

         (c) Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 9, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in and, to the extent the indemnifying party desires, jointly with any other indemnifying party similarly noticed, to assume at its expense the defense thereof with counsel mutually satisfactory to the indemnifying parties with the consent of the indemnified party which consent will not be unreasonably withheld, conditioned or delayed. In the event that the indemnifying party assumes any such defense, the indemnified party may participate in such defense with its own counsel and at its own expense, PROVIDED, HOWEVER, that the counsel for the indemnifying party shall act as lead counsel in all matters pertaining to such defense or settlement of such claim and the indemnifying party shall only pay for such indemnified party's expenses for the period prior to the date of its participation in such defense. The failure to notify an indemnifying party promptly of the commencement of any such action, if prejudicial to his ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 9, but the omission so to notify the indemnifying party will not relieve him of any liability which he may have to any indemnified party otherwise other than under this Section 9.

         (d) Notwithstanding anything to the contrary herein, the indemnifying party shall not be entitled to settle any claim, suit or proceeding unless in connection with such settlement the indemnified party receives an unconditional release with respect to the subject matter of such claim, suit or proceeding and such settlement does not contain any admission of fault by the indemnified party.

         10. REPORTS UNDER THE EXCHANGE ACT. With a view to making available to the Investors the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit the Investors to sell the Purchased Shares to the public without registration, the Company agrees to use commercially reasonable efforts: (i) to make and keep public information available, as those terms are understood and defined in the General Instructions to Form S-3, or any successor or substitute form, and in Rule 144, (ii) to file with the SEC in a timely manner all reports and other documents required to be filed by an issuer of securities registered under the Securities Act or the Exchange Act, (iii) as long as any Investor owns any Purchased Shares, to furnish in writing upon such Investor's request a written statement by the Company that it has complied with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, and to furnish to such Investor a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as may be reasonably requested in availing such Investor of any rule or regulation of the SEC permitting the selling of any such Purchased Shares without registration and (iv) undertake any additional actions reasonably necessary to maintain the availability of the Registration Statement or the use of Rule 144.

         11. DEFERRAL. Notwithstanding anything in this Agreement to the contrary, if the Company shall furnish to the selling Investors a certificate signed by the President or Chief Executive Officer of the Company stating that the Board of Directors of the Company has made the good faith determination (i) that continued use by the selling Investors of the Registration Statement for purposes of effecting offers or sales of Registrable Shares pursuant thereto would require, under the Securities Act, premature disclosure in the Registration Statement (or the prospectus relating thereto) of material, nonpublic information concerning the Company, its business or prospects or any proposed material transaction involving the Company, (ii) that such premature disclosure would be materially adverse to the Company, its business or prospects or any such proposed material transaction or would make the successful consummation by the Company of any such material transaction significantly less likely and (iii) that it is therefore essential to suspend the use by the Investors of such Registration Statement (and the prospectus relating thereto) for purposes of effecting offers or sales of Registrable Shares pursuant thereto, then the right of the selling Investors to use the Registration Statement (and the prospectus relating thereto) for purposes of effecting offers or sales of Registrable Shares pursuant thereto shall be suspended for a period (the "Suspension Period") of not more than 90 days after delivery by the Company of the certificate referred to above in this Section 11. During the Suspension Period, none of the Investors shall offer or sell any Registrable Shares pursuant to or in reliance upon the Registration Statement (or the prospectus relating thereto).

         12. TRANSFER OF REGISTRATION RIGHTS. None of the rights of any Investor under this Agreement shall be transferred or assigned to any person unless (i) such person is a Qualifying Holder (as defined below), and (ii) such person agrees to become a party to, and bound by, all of the terms and conditions of, this Agreement by duly executing and delivering to the Company an Instrument of Adherence in the form attached as EXHIBIT B hereto. For purposes of this Section 12, the term "QUALIFYING HOLDER" shall mean, with respect to any Investor, (i) any partner thereof, (ii) any corporation, partnership controlling, controlled by, or under common control with, such Investor or any partner thereof, or (iii) any other direct transferee from such Investor of at least 50% of those Registrable Shares held or that may be acquired by such Investor. None of the rights of any Investor under this

Agreement shall be transferred or assigned to any Person (including, without limitation, a Qualifying Holder) that acquires Registrable Shares in the event that and to the extent that such Person is eligible to resell such Registrable Shares pursuant to Rule 144(k) of the Securities Act or may otherwise resell such Registrable Shares pursuant to an exemption from the registration provisions of the Securities Act.

         13. ENTIRE AGREEMENT. This Agreement constitutes and contains the entire agreement and understanding of the parties with respect to the subject matter hereof, and it also supersedes any and all prior negotiations, correspondence, agreements or understandings with respect to the subject matter hereof.

         14. MISCELLANEOUS.

         (a) This Agreement may not be amended, modified or terminated, and no rights or provisions may be waived, except with the written consent of the Majority Holders and the Company.

         (b) This Agreement shall be governed by and construed and enforced in accordance with the laws of the Commonwealth of Massachusetts, and shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors or assigns, PROVIDED that the terms and conditions of Section 12 hereof are satisfied. This Agreement shall also be binding upon and inure to the benefit of any transferee of any of the Purchased Shares PROVIDED that the terms and conditions of Section 12 hereof are satisfied. Notwithstanding anything in this Agreement to the contrary, if at any time any Investor shall cease to own any Purchased Shares, all of such Investor's rights under this Agreement shall immediately terminate.

         (c) (i) Any notices, reports or other correspondence (hereinafter collectively referred to as "CORRESPONDENCE") required or permitted to be given hereunder shall be sent by courier (overnight or same day) or Fax or delivered by hand to the party to whom such correspondence is required or permitted to be given hereunder. The date of giving any notice shall be the date of its actual receipt.

                  (ii) All correspondence to the Company shall be addressed as follows:

                           Cubist Pharmaceuticals, Inc.
                           24 Emily Street
                           Cambridge, MA  02139
                           Attention:  Scott M. Rocklage,
                           President and Chief Executive Officer
                           Fax: (617) 576-0232

                           with a copy to:

                           Bingham Dana LLP
                           150 Federal Street
                           Boston, MA  02110

                           Attention:  Justin P. Morreale, Esq.
                                           and
                                       Julio E. Vega, Esq.
                           Fax:  (617) 951-8736

                  (iii) All correspondence to any Investor shall be sent to such Purchaser at the address set forth in EXHIBIT A.

         (d) Any entity may change the address to which correspondence to it is to be addressed by notification as provided for herein.

         (e) The parties acknowledge and agree that in the event of any breach of this Agreement, remedies at law may be inadequate, and each of the parties hereto shall be entitled to seek specific performance of the obligations of the other parties hereto and such appropriate injunctive relief as may be granted by a court of competent jurisdiction.

         (f) This Agreement may be executed in a number of counterparts, any of which together shall for all purposes constitute one Agreement, binding on all the parties hereto notwithstanding that all such parties have not signed the same counterpart.

      [Remainder of page intentionally left blank. Signature pages follow.]

         IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date and year first above written.

                                CUBIST PHARMACEUTICALS, INC.

                                By:   /s/ Scott M. Rocklage
                                    ----------------------------------------
                                Name: Scott M. Rocklage
                                Title: President and Chief Executive Officer



                 [Investor Counterpart Signature Pages Follow.]

                       INVESTOR COUNTERPART SIGNATURE PAGE

                                       INVESTOR:

                                       DVG DEUTSCHE
                                       VERMOGENSBILDUNGSGESELLSCHAFT
                                       Print Name of Investor

                                        /s/  Reichert Horn
                                       -----------------------------------
                                       Signature or Authorized Person
                                       Print Name:        Reichert Horn
                                                   -----------------------
                                       Print Title:
                                                   -----------------------

                                        Address:
                                                 Mainzer Landstrasse 16
                                                 -------------------------
                                                 60255 Frankfurt, Germany
                                                 -------------------------

                                                 -------------------------

                                                 -------------------------

                       INVESTOR COUNTERPART SIGNATURE PAGE

                                       INVESTOR:

                                       DEUTSCHE ASSET
                                       MANAGEMENTINVESTMENTGESELLSCHAFT MBH
                                       ON BEHALF OF DIRFONDS, AP
                                       Print Name of Investor

                                        /s/  Reichert Horn
                                       -----------------------------------
                                       Signature or Authorized Person
                                       Print Name:        Reichert Horn
                                                   -----------------------
                                       Print Title:
                                                   -----------------------

                                        Address:
                                                 Mainzer Landstrasse 16
                                                 -------------------------
                                                 60255 Frankfurt, Germany
                                                 -------------------------

                                                 -------------------------

                                                 -------------------------

                       INVESTOR COUNTERPART SIGNATURE PAGE

                                       INVESTOR:

                                       DEUTSCHE ASSET MANAGEMENT
                                       INVESTMENTGESELLSCHAFT MBH
                                       ON BEHALF OF NAVAP
                                       Print Name of Investor

                                        /s/  Reichert Horn
                                       -----------------------------------
                                       Signature or Authorized Person
                                       Print Name:        Reichert Horn
                                                   -----------------------
                                       Print Title:
                                                   -----------------------

                                        Address:
                                                 Mainzer Landstrasse 16
                                                 -------------------------
                                                 60255 Frankfurt, Germany
                                                 -------------------------

                                                 -------------------------

                                                 -------------------------

                       INVESTOR COUNTERPART SIGNATURE PAGE

                            INVESTOR:

                            CHELSEY CAPITAL
                            Print Name of Investor

                             /s/  Stuart Feldman
                            --------------------------------------
                            Signature or Authorized Person
                            Print Name:     Stuart Feldman
                                        --------------------------
                            Print Title:     President
                                        --------------------------
                             Address:
                                      1370 Avenue of the Americas
                                      ----------------------------
                                      Suite 2603
                                      ----------------------------
                                      New York, NY 10019
                                      ----------------------------

                                      ----------------------------

                       INVESTOR COUNTERPART SIGNATURE PAGE

                            INVESTOR:

                            CROSSLINK CROSSOVER FUND III, L.P.
                            Print Name of Investor

                             /s/  Michael J. Stark
                            -----------------------------------
                            Signature or Authorized Person
                            Print Name:     Michael J. Stark
                                        -----------------------
                            Print Title:    Managing Director
                                        -----------------------
                             Address:
                                      555 California Street
                                      -------------------------
                                      San Francisco, CA 94104
                                      -------------------------

                                      -------------------------

                                      -------------------------

                       INVESTOR COUNTERPART SIGNATURE PAGE

                            INVESTOR:

                            DELAWARE MANAGEMENT COMPANY,
                            INVESTMENT  ADVISER ON BEHALF OF PACE
                            SMALL/MEDIUM COMPANY GROWTH EQUITY
                            INVESTMENTS
                            Print Name of Investor

                             /s/  Stuart M. George
                            -----------------------------------
                            Signature or Authorized Person
                            Print Name:     Stuart M. George
                                        -----------------------
                            Print Title:     Vice President
                                        -----------------------
                             Address:
                                      2005 Market Street
                                      -------------------------
                                      Philadelphia, PA 19103
                                      -------------------------

                                      -------------------------

                                      -------------------------

                       INVESTOR COUNTERPART SIGNATURE PAGE

                            INVESTOR:

                            DELAWARE GROUP EQUITY FUNDS III, ON
                            BEHALF OF ITS DELAWARE TREND FUND
                            Print Name of Investor

                             /s/  Gerald S. Frey
                            -----------------------------------
                            Signature or Authorized Person
                            Print Name:     Gerald S. Frey
                                        -----------------------
                            Print Title: Senior Vice President
                                        -----------------------
                             Address:
                                      2005 Market Street
                                      -------------------------
                                      Philadelphia, PA 19103
                                      -------------------------

                                      -------------------------

                                      -------------------------

                       INVESTOR COUNTERPART SIGNATURE PAGE

                            INVESTOR:

                            DELAWARE POOLED TRUST, ON BEHALF
                            OF ITS THE SMALL-CAP GROWTH EQUITY
                            PORTFOLIO
                            Print Name of Investor

                             /s/  Gerald S. Frey
                            -----------------------------------
                            Signature or Authorized Person
                            Print Name:     Gerald S. Frey
                                        -----------------------
                            Print Title: Senior Vice President
                                        -----------------------
                             Address:
                                      2005 Market Street
                                      -------------------------
                                      Philadelphia, PA 19103
                                      -------------------------

                                      -------------------------

                                      -------------------------

                       INVESTOR COUNTERPART SIGNATURE PAGE

                            INVESTOR:

                            DELAWARE GROUP PREMIUM FUND,
                            ON BEHALF OF ITS TREND SERIES
                            Print Name of Investor

                             /s/  Gerald S. Frey
                            -----------------------------------
                            Signature or Authorized Person
                            Print Name:     Gerald S. Frey
                                        -----------------------
                            Print Title: Senior Vice President
                                        -----------------------
                             Address:
                                      2005 Market Street
                                      -------------------------
                                      Philadelphia, PA 19103
                                      -------------------------

                                      -------------------------

                                      -------------------------

                       INVESTOR COUNTERPART SIGNATURE PAGE

                            INVESTOR:

                            DEUTSCHE GESELLSCHAFT FUR
                            WERTPAPIERSPAREN, FRANKFURT
                            Print Name of Investor

                             /s/   Michael Sistenich
                            ------------------------------------------
                            Signature or Authorized Person
                            Print Name:   Michael Sistenich
                                        ------------------------------
                            Print Title: Senior Fund Manager
                                        ------------------------------
                             Address:
                                      Gruneburgweg 113-115
                                      --------------------------------
                                      60323 Frankfurt Au Main, Germany
                                      --------------------------------

                                      --------------------------------

                                      --------------------------------

                       INVESTOR COUNTERPART SIGNATURE PAGE

                            INVESTOR:

                            FRANKLIN AGGRESSIVE GROWTH FUND #462
                            Print Name of Investor

                             /s/   Kurt Von Emster
                            ------------------------------------------
                            Signature or Authorized Person
                            Print Name:   Kurt Von Emster
                                        ------------------------------
                            Print Title: VP, Franklin Advisers
                                        ------------------------------
                             Address:
                                      777 Mariners Island Blvd.
                                      --------------------------------
                                      San Mateo, CA 94404
                                      --------------------------------

                                      --------------------------------

                                      --------------------------------

                       INVESTOR COUNTERPART SIGNATURE PAGE

                            INVESTOR:

                            FRANKLIN BIOTECH DISCOVERY FUND #402
                            Print Name of Investor

                             /s/   Kurt Von Emster
                            ------------------------------------------
                            Signature or Authorized Person
                            Print Name:   Kurt Von Emster
                                        ------------------------------
                            Print Title: VP, Franklin Advisers
                                        ------------------------------
                             Address:
                                      777 Mariners Island Blvd.
                                      --------------------------------
                                      San Mateo, CA 94404
                                      --------------------------------

                                      --------------------------------

                                      --------------------------------

                       INVESTOR COUNTERPART SIGNATURE PAGE

                            INVESTOR:

                            FRANKLIN GLOBAL HEALTHCARE FUND #199
                            Print Name of Investor

                             /s/   Kurt Von Emster
                            ------------------------------------------
                            Signature or Authorized Person
                            Print Name:   Kurt Von Emster
                                        ------------------------------
                            Print Title: VP, Franklin Advisers
                                        ------------------------------
                             Address:
                                      777 Mariners Island Blvd.
                                      --------------------------------
                                      San Mateo, CA 94404
                                      --------------------------------

                                      --------------------------------

                                      --------------------------------

                       INVESTOR COUNTERPART SIGNATURE PAGE

                            INVESTOR:

                            RS PACIFIC PARTNERS
                            Print Name of Investor

                             /s/   James L. Callinan
                            ------------------------------------------
                            Signature or Authorized Person
                            Print Name:   James L. Callinan
                                        ------------------------------
                            Print Title: Chief Investment Officer
                                        ------------------------------
                             Address:
                                      RS Investment Management
                                      --------------------------------
                                      388 Market Street, Suite 200
                                      --------------------------------
                                      San Francisco, CA 94111
                                      --------------------------------

                                      --------------------------------

                       INVESTOR COUNTERPART SIGNATURE PAGE

                            INVESTOR:

                            RS PACIFIC PARTNERS LP ONSHORE
                            Print Name of Investor

                             /s/   James L. Callinan
                            ------------------------------------------
                            Signature or Authorized Person
                            Print Name:   James L. Callinan
                                        ------------------------------
                            Print Title: Chief Investment Officer
                                        ------------------------------
                             Address:
                                      RS Investment Management
                                      --------------------------------
                                      388 Market Street, Suite 200
                                      --------------------------------
                                      San Francisco, CA 94111
                                      --------------------------------

                                      --------------------------------

                       INVESTOR COUNTERPART SIGNATURE PAGE

                            INVESTOR:

                            RS EMERGING GROWTH PARTNERS LP
                            Print Name of Investor

                             /s/   James L. Callinan
                            ------------------------------------------
                            Signature or Authorized Person
                            Print Name:   James L. Callinan
                                        ------------------------------
                            Print Title: Chief Investment Officer
                                        ------------------------------
                             Address:
                                      RS Investment Management
                                      --------------------------------
                                      388 Market Street, Suite 200
                                      --------------------------------
                                      San Francisco, CA 94111
                                      --------------------------------

                                      --------------------------------

                       INVESTOR COUNTERPART SIGNATURE PAGE

                            INVESTOR:

                            RS PREMIUM PARTNERS LP
                            Print Name of Investor

                             /s/   James L. Callinan
                            ------------------------------------------
                            Signature or Authorized Person
                            Print Name:   James L. Callinan
                                        ------------------------------
                            Print Title: Chief Investment Officer
                                        ------------------------------
                             Address:
                                      RS Investment Management
                                      --------------------------------
                                      388 Market Street, Suite 200
                                      --------------------------------
                                      San Francisco, CA 94111
                                      --------------------------------

                                      --------------------------------

                       INVESTOR COUNTERPART SIGNATURE PAGE

                            INVESTOR:

                            PAISLEY FUND LP
                            Print Name of Investor

                             /s/   James L. Callinan
                            ------------------------------------------
                            Signature or Authorized Person
                            Print Name:   James L. Callinan
                                        ------------------------------
                            Print Title: Chief Investment Officer
                                        ------------------------------
                             Address:
                                      RS Investment Management
                                      --------------------------------
                                      388 Market Street, Suite 200
                                      --------------------------------
                                      San Francisco, CA 94111
                                      --------------------------------

                                      --------------------------------

                       INVESTOR COUNTERPART SIGNATURE PAGE

                            INVESTOR:

                            PAISLEY FUND LP
                            Print Name of Investor

                             /s/   James L. Callinan
                            ------------------------------------------
                            Signature or Authorized Person
                            Print Name:   James L. Callinan
                                        ------------------------------
                            Print Title: Chief Investment Officer
                                        ------------------------------
                             Address:
                                      RS Investment Management
                                      --------------------------------
                                      388 Market Street, Suite 200
                                      --------------------------------
                                      San Francisco, CA 94111
                                      --------------------------------

                                      --------------------------------

                       INVESTOR COUNTERPART SIGNATURE PAGE

                            INVESTOR:

                            ENDEAVOR FUND, LLC
                            Print Name of Investor

                             /s/   Stephen J. Shenkenberg
                            ------------------------------------------
                            Signature or Authorized Person
                            Print Name:   Stephen J. Shenkenberg
                                        ------------------------------
                            Print Title: Vice President
                                        ------------------------------
                             Address:
                                      100 Heritage Reserve
                                      --------------------------------
                                      Menomonee Falls, WI 53051
                                      --------------------------------

                                      --------------------------------

                                      --------------------------------

                       INVESTOR COUNTERPART SIGNATURE PAGE

                            INVESTOR:

                            STONG SPECIAL INVESTMENT, L.P.
                            Print Name of Investor

                             /s/   Stephen J. Shenkenberg
                            ------------------------------------------
                            Signature or Authorized Person
                            Print Name:   Stephen J. Shenkenberg
                                        ------------------------------
                            Print Title: Vice President
                                        ------------------------------
                             Address:
                                      100 Heritage Reserve
                                      --------------------------------
                                      Menomonee Falls, WI 53051
                                      --------------------------------

                                      --------------------------------

                                      --------------------------------

                       INVESTOR COUNTERPART SIGNATURE PAGE

                            INVESTOR:

                            ENDEAVOR OFFSHORE FUND LTD
                            Print Name of Investor

                             /s/   Stephen J. Shenkenberg
                            ------------------------------------------
                            Signature or Authorized Person
                            Print Name:   Stephen J. Shenkenberg
                                        ------------------------------
                            Print Title: Vice President
                                        ------------------------------
                             Address:
                                      100 Heritage Reserve
                                      --------------------------------
                                      Menomonee Falls, WI 53051
                                      --------------------------------

                                      --------------------------------

                                      --------------------------------

                       INVESTOR COUNTERPART SIGNATURE PAGE

                            INVESTOR:

                            STRONG DISCOVERY FUND II, A SERIES
                            OF STRONG VARIABLE INSURANCE
                            FUNDS, INC.
                            Print Name of Investor

                             /s/   Stephen J. Shenkenberg
                            ------------------------------------------
                            Signature or Authorized Person
                            Print Name:   Stephen J. Shenkenberg
                                        ------------------------------
                            Print Title: Vice President
                                        ------------------------------
                             Address:
                                      100 Heritage Reserve
                                      --------------------------------
                                      Menomonee Falls, WI 53051
                                      --------------------------------

                                      --------------------------------

                                      --------------------------------

                       INVESTOR COUNTERPART SIGNATURE PAGE

                            INVESTOR:

                            STRONG DISCOVERY FUND, INC.
                            Print Name of Investor

                             /s/   Stephen J. Shenkenberg
                            ------------------------------------------
                            Signature or Authorized Person
                            Print Name:   Stephen J. Shenkenberg
                                        ------------------------------
                            Print Title: Vice President
                                        ------------------------------
                             Address:
                                      100 Heritage Reserve
                                      --------------------------------
                                      Menomonee Falls, WI 53051
                                      --------------------------------

                                      --------------------------------

                                      --------------------------------

                       INVESTOR COUNTERPART SIGNATURE PAGE

                            INVESTOR:

                            HARBOUR HOLDING LTD.
                            Print Name of Investor

                             /s/   Stephen J. Shenkenberg
                            ------------------------------------------
                            Signature or Authorized Person
                            Print Name:   Stephen J. Shenkenberg
                                        ------------------------------
                            Print Title: Vice President
                                        ------------------------------
                             Address:
                                      100 Heritage Reserve
                                      --------------------------------
                                      Menomonee Falls, WI 53051
                                      --------------------------------

                                      --------------------------------

                                      --------------------------------

                       INVESTOR COUNTERPART SIGNATURE PAGE

                            INVESTOR:

                            ACTIVEST MANAGEMENT SA
                            Print Name of Investor

                             /s/   Simon Aeschbacher
                            ------------------------------------------
                            Signature or Authorized Person
                            Print Name:   Simon Aeschbacher
                                        ------------------------------
                            Print Title:  Director
                                        ------------------------------
                             Address:
                                      12 Rue Ceard
                                      --------------------------------
                                      1204 Geneve, Switzerland
                                      --------------------------------

                                      --------------------------------

                                      --------------------------------

                       INVESTOR COUNTERPART SIGNATURE PAGE

                            INVESTOR:

                            ACTIVEST AMERICAN PERFORMANCE LIMITED
                            Print Name of Investor

                             /s/   Simon Aeschbacher
                            ------------------------------------------
                            Signature or Authorized Person
                            Print Name:   Simon Aeschbacher
                                        ------------------------------
                            Print Title:  Director
                                        ------------------------------
                             Address:
                                      12 Rue Ceard
                                      --------------------------------
                                      1204 Geneve, Switzerland
                                      --------------------------------

                                      --------------------------------

                                      --------------------------------

                                    EXHIBIT A

                                    INVESTORS


                                                                        Number of
                                                                        Shares                Total
Purchaser                                                               to be Purchased       Purchase Price
---------                                                               ---------------       --------------

DVG DEUTSCHE                                                            200,000               US$5,000,000
VERMOGENSBILDUNGSGESELLSCHAFT

DEUTSCHE ASSET MANAGEMENT                                               100,000               US$2,500,000
INVESTMENTGESELLSCHAFT MBH
On behalf of  DIRFONDS, AP

DEUTSCHE ASSET MANAGEMENT                                               200,000               US$5,000,000
INVESTMENTGESELLSCHAFT MBH
On behalf of NAVAP

CHELSEY CAPITAL                                                         300,000               US$7,500,000

CROSSLINK CROSSOVER FUND III, L.P.                                      100,000               US$2,500,000

DELAWARE MANAGEMENT COMPANY                                             31,700                US$792,500
On behalf of PACE SMALL/MEDIUM COMPANY
GROWTH EQUITY INVESTMENTS

DELAWARE GROUP EQUITY FUNDS III                                         110,200               US$2,755,000
On behalf of DELAWARE TREND FUND

DELAWARE POOLED TRUST                                                   800                   US$20,000
On behalf of THE SMALL-CAP GROWTH EQUITY
PORTFOLIO

DELAWARE GROUP PREMIUM FUND                                             57,300                US$1,432,500
On behalf of TREND SERIES

DEUTSCHE GESELLSCHAFT FUR                                               200,000               US$5,000,000
WERTPAPIERSPAREN, FRANKFURT

FRANKLIN AGGRESSIVE GROWTH FUND #462                                    75,000                US$1,875,000

FRANKLIN BIOTECH DISCOVERY FUND #402                                    250,000               US$6,250,000

FRANKLIN GLOBAL HEALTH CARE FUND #199                                   50,000                US$1,250,000

                                                                        Number of
                                                                        Shares                Total
Purchaser                                                               to be Purchased       Purchase Price
---------                                                               ---------------       --------------
RS PACIFIC PARTNERS                                                     57,253                US$1,431,325

RS PACIFIC PARTNERS LP ONSHORE                                          276                   US$6,900

RS EMERGING GROWTH PARTNERS LP                                          27,651                US$691,275

RS PREMIUM PARTNERS LP                                                  34,820                US$870,500

PAISLEY PACIFIC FUND                                                    60,000                US$1,500,000

THE PAISLEY FUND LP                                                     20,000                US$500,000

ENDEAVOR FUND LLC                                                       57,200                US$1,430,000

STRONG SPECIAL INVESTMENT LP                                            34,800                US$870,000

ENDEAVOR OFFSHORE FUND LTD                                              8,700                 US$217,500

STRONG DISCOVERY FUND II, a Series of                                   44,100                US$1,102,500
Strong Variable Insurance Funds, Inc.

STRONG DISCOVERY FUND, INC.                                             54,000                US$1,350,000

HARBOUR HOLDING LTD                                                     26,200                US$655,000

ACTIVEST MANAGEMENT SA                                                  70,000                US$1,750,000

ACTIVEST AMERICAN PERFORMANCE LIMITED                                   30,000                US$750,000
                                                                        --------------        ----------------
                          Total:                                        2,200,000             US$55,000,000

                                    EXHIBIT B

                          CUBIST PHARMACEUTICALS, INC.

                             INSTRUMENT OF ADHERENCE

Reference is hereby made to that certain Registration Rights Agreement, dated as of ______________ ___, 2000, among Cubist Pharmaceuticals, Inc., a Delaware corporation (the "COMPANY"), the Initial Investors and the Investor Permitted Transferees, as amended and in effect from time to time (the "REGISTRATION RIGHTS AGREEMENT"). Capitalized terms used herein without definition shall have the respective meanings ascribed thereto in the Registration Rights Agreement.

         The undersigned, in order to become the owner or holder of [___________] shares of common stock, par value $0.001 per share (the "COMMON STOCK"), of the Company, hereby agrees that, from and after the date hereof, the undersigned has become a party to the Registration Rights Agreement in the capacity of an Investor Permitted Transferee, and is entitled to all of the benefits under, and is subject to all of the obligations, restrictions and limitations set forth in, the Registration Rights Agreement that are applicable to Investor Permitted Transferees. This Instrument of Adherence shall take effect and shall become a part of the Registration Rights Agreement immediately upon execution.

         Executed under seal as of the date set forth below under the laws of the Commonwealth of Massachusetts.

                                            Signature: _________________________
                                                         Name:
                                                         Title:

Accepted:

CUBIST PHARMACEUTICALS, INC.

By: _____________________________
      Name:
      Title:

Date: ___________________